                                 Exhibit 99.1



  FOR IMMEDIATE RELEASE

     Contact: (Investment Community) List Underwood (205) 801-0265
              (News Media) Rick Swagler (205) 801-0105
              Internet address:  www.amsouth.com



              AmSouth posts third quarter earnings from operations
                      of $125.2 million or $.33 per share

                 Financial restructuring transactions completed

        BIRMINGHAM, Ala., Oct. 17, 2000 --- AmSouth Bancorporation (NYSE: ASO) today reported earnings from operations in the third quarter ended Sept. 30, 2000, excluding one-time charges for financial restructuring, of $125.2 million or $.33 per diluted share, down 17.5% from the same period in 1999. Including pre-tax charges of $259.7 million related to the financial restructuring announced last month, the reported net loss for the third quarter was $36.3 million, or $.10 per diluted share.

        AmSouth's third quarter performance from operations resulted in a return on average equity of 18.0 percent and a return on average assets of 1.19 percent, which compare to 19.0 percent and 1.46 percent, respectively, for the third quarter of 1999. AmSouth's third quarter 2000 operating efficiency ratio was 57.92 percent, compared with 55.09 percent for the prior year.

        "These are disappointing results, but we are confident that the comprehensive financial restructuring we announced last month will allow us to rebuild earnings momentum," said Dowd Ritter, AmSouth's president and chief executive officer. "Although the balance sheet restructuring was an aggressive, decisive step, there is no quick fix. It creates a foundation for steadily improving earnings in the future."

     In September, AmSouth announced a comprehensive financial restructuring to reduce interest rate sensitivity, mitigate the effects of steep interest rate increases, address emerging credit quality issues in selected syndicated loans and establish a foundation to restore earnings growth in 2001 and beyond.

     AmSouth recorded pre-tax charges of $259.7 million as a result of taking these steps, among others:

     . Selling $5 billion of lower-yielding investment securities and selected auto loans, resulting in pre-tax charges of $149.7 million;

     . Selling certain syndicated loans and increasing loan loss reserves associated with syndicated loans remaining on AmSouth's books resulted in total charges of $110 million.

     The restructuring transactions are now complete and went according to plan. The loss on the sale of the securities was less than expected, resulting in a smaller charge than the $280 million originally expected. The full benefits of the restructuring will be realized starting at the beginning of 2001.

     The rise of short-term interest rates to their highest levels in nine years continued to increase margin compression in the third quarter. The net interest margin compared with the third quarter of 1999 decreased from 3.95 percent to 3.57 percent and decreased by six basis points compared with the previous quarter.

       As a result, third quarter 2000 net interest income was $337.8 million, down $42.6 million compared with the same quarter of 1999. Average earning assets declined $375.0 million, or about 1 percent, over a year ago. Core deposits were down 3.2 percent compared with the previous year.

       Excluding special charges, total third quarter noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $201.9 million, a decrease of 10.4 percent compared with the third quarter of 1999.

  However, after excluding the gain on the sale of the third-party mortgage processing business in the third quarter of last year, the decrease for the third quarter this year was 6.8 percent compared to 1999. Third quarter 2000 noninterest expenses were $316.6 million, down $20.3 million, or 6.0 percent, compared to last year's third quarter, excluding merger-related charges. This reflects the expected cost savings from last year's merger with First American Corp.

       Net charge-offs were .55 percent of average net loans in the third quarter of 2000 compared to .34 percent in the second quarter of 2000. At Sept. 30, 2000, total nonperforming assets were $162.7 million, or .66 percent of loans net of unearned income, foreclosed properties and repossessions, an increase of $28.0 million from the previous quarter's level.

About AmSouth

 AmSouth is a regional bank holding company headquartered in Birmingham with $39.4 billion in assets, 600 branch banking offices and 1,300 ATMs. AmSouth operates in Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, Tennessee and Virginia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.
---------------

  Additional details concerning this announcement will be filed today with the Securities and Exchange Commission on Form 8-K.

  This news release discusses AmSouth's business outlook and may include certain forward-looking statements. The forward-looking statements and all other statements that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially from those discussed. The key factors and assumptions that support the forward-looking statements, as well as information on the risk factors that could cause actual results to differ, are available from the company's Securities and Exchange Commission filings.

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)

                                                  Three Months                          Nine Months
EARNINGS SUMMARY - EXCLUDING MERGER-              Ended September 30             %      Ended September 30              %
                                                  -----------------------               -------------------------
       RELATED COSTS & OTHER SPECIAL ITEMS            2000        1999         Change      2000           1999        Change
                                                  -----------------------      ------   -------------------------     ------
Net interest income                               $  337,778   $  380,347      (11.2)   $ 1,058,987   $ 1,126,685      (6.0)
Provision for loan losses                             35,500       27,604        28.6        83,700        64,927      28.9
                                                  ----------   ----------               -----------   -----------
Net interest income after provision                  302,278      352,743      (14.3)       975,287     1,061,758      (8.1)
Noninterest revenues                                 201,905      225,219      (10.4)       640,829       640,589       ---
Noninterest expenses excluding merger-
       related costs                                 316,620      336,880       (6.0)       971,973     1,016,580      (4.4)
                                                  ----------   ----------               -----------   -----------
Income before income taxes                           187,563      241,082      (22.2)       644,143       685,767      (6.1)
Income taxes                                          62,337       84,529      (26.3)       208,348       242,148     (14.0)
                                                  ----------   ----------               -----------   -----------
Net income                                        $  125,226   $  156,553      (20.0)   $   435,795   $   443,619      (1.8)
                                                  ==========   ==========               ===========   ===========

Earnings per common share                         $     0.33   $     0.40      (17.5)   $      1.13   $      1.13       ---
Earnings per common share-diluted                       0.33         0.40      (17.5)          1.12          1.12       ---
Average common shares outstanding                    376,240      390,171                   384,808       391,270
Average common shares outstanding-diluted            379,192      395,520                   387,724       397,054
End of period common shares outstanding              375,137      391,949                   375,137       391,949


                                                  Three Months                          Nine Months
                                                  Ended September 30             %      Ended September 30              %
                                                  -----------------------               -------------------------
EARNINGS SUMMARY - AS REPORTED                        2000        1999         Change       2000         1999         Change
                                                  -----------------------      ------   -------------------------     ------
Net interest income                               $  337,778   $  380,347      (11.2)   $ 1,058,987   $ 1,126,685      (6.0)
Provision for loan losses                            123,800       30,604      304.5        172,000        67,927     153.2
                                                  ----------   ----------               -----------   -----------
Net interest income after provision                  213,978      349,743      (38.8)       886,987     1,058,758     (16.2)
Noninterest revenues                                  30,526      216,378      (85.9)       469,988       631,748     (25.6)
Noninterest expenses excluding merger-
       related costs                                 316,620      340,682       (7.1)       971,973     1,020,382      (4.7)
Merger-related costs                                       0       19,671     (100.0)       110,178        47,710     130.9
                                                  ----------   ----------               -----------   -----------
Income/(loss) before income taxes                    (72,116)     205,768     (135.0)       274,824       622,414     (55.8)
Income taxes                                         (35,850)      71,123     (150.4)        72,256       219,392     (67.1)
                                                  ----------   ----------               -----------   -----------
Net income/(loss)                                 $  (36,266)  $  134,645     (126.9)   $   202,568   $   403,022     (49.7)
                                                  ==========   ==========               ===========   ===========

Earnings/(loss) per common share                  $    (0.10)  $     0.35     (128.6)   $      0.53   $      1.03     (48.5)
Earnings/(loss) per common share-diluted               (0.10)        0.34     (129.4)          0.52          1.02     (49.0)
Average common shares outstanding                    376,240      390,171                   384,808       391,270
Average common shares outstanding-diluted            379,192      395,520                   387,724       397,054
End of period common shares outstanding              375,137      391,949                   375,137       391,949

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)

                              Average for                        Average for                       Ending
                              Three Months                       Nine Months                       Balance
                              Ended September 30             %   Ended September 30         %      September 30                %
                              ------------------------           -----------------------           -----------------------
BALANCE SHEET SUMMARY             2000        1999       Change     2000        1999      Change      2000        1999       Change
                              ------------------------   ------  -----------------------  ------   -----------------------   ------
Loans net of unearned income  $25,613,223  $25,716,024   (0.4)   $26,309,699 $25,106,129     4.8   $24,481,792 $26,255,232    (6.8)
Total investment securities*   12,586,754   12,780,277   (1.5)    12,877,950  12,004,725     7.3     8,693,178  13,091,247   (33.6)
Interest-earning assets*       38,458,057   38,833,086   (1.0)    39,441,568  37,594,099     4.9    34,449,505  39,747,815   (13.3)
Total assets                   41,848,209   42,619,886   (1.8)    42,933,016  41,263,284     4.0    39,395,701  43,425,019    (9.3)
Noninterest-bearing deposits    4,640,946    4,799,827   (3.3)     4,702,649   4,876,551    (3.6)    4,601,826   4,777,639    (3.7)
Interest-bearing deposits      22,749,574   22,732,034    0.1     22,983,678  22,686,700     1.3    22,188,605  22,621,961    (1.9)
Total deposits                 27,390,520   27,531,861   (0.5)    27,686,327  27,563,251     0.4    26,790,431  27,399,600    (2.2)
Shareholders' equity            2,773,433    3,264,009  (15.0)     2,874,424   3,244,820   (11.4)    2,761,686   3,175,057   (13.0)


KEY PERFORMANCE RATIOS                                    2000                             1999                   2000       1999
                                                          ------------------------------   --------------------   --------   -------
                                                          3rd Qtr    2nd Qtr     1st Qtr   4th Qtr      3rd Qtr   YTD        YTD
                                                          ------------------------------   --------------------   --------   -------
Excluding merger-related costs & other special items:
      Return on average assets (annualized)                  1.19 %     1.47 %     1.41 %    1.47 %       1.46 %    1.36 %    1.44 %
      Return on average shareholders' equity (annualized)   17.96      21.90      20.80     21.25        19.03     20.25     18.28
      Operating efficiency                                  57.92      55.65      56.03     54.17        55.09     56.50     56.90

As reported:
      Return on average assets (annualized)                 (0.34)%     0.93 %     1.28 %   (0.57)%       1.25 %    0.63 %    1.31 %
      Return on average shareholders' equity (annualized)   (5.20)     13.84      18.96     (8.25)       16.37      9.41     16.61
      Operating efficiency                                  84.38      70.84      59.71     96.23        59.79     69.84     60.08

Other performance ratios:
      Average shareholders' equity to
         average total assets                                6.63 %     6.69 %     6.76 %    6.92 %       7.66 %    6.70 %    7.86 %
      End of period shareholders' equity to
         end of period total assets                          7.01       6.62       6.89      6.82         7.31      7.01      7.31
      Loans net of unearned income to total deposits        91.38      91.72      93.91     94.10        95.82     91.38     95.82
      Book value per common share                          $ 7.36     $ 7.45     $ 7.67    $ 7.56       $ 8.10    $ 7.36    $ 8.10
      Tangible book value per common share                 $ 6.41     $ 6.43     $ 6.62    $ 6.48       $ 6.99    $ 6.41    $ 6.99
      Net interest margin - taxable equivalent               3.57 %     3.63 %     3.77 %    3.86 %       3.95 %    3.66 %    4.08 %

* Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in thousands)

                                               09/30/00    09/30/99    % Change
                                               --------    --------    --------
LOANS NET OF UNEARNED INCOME
Commercial:
   Commercial & industrial                   $ 7,478,921  $ 8,247,501    (9.3)
   Commercial loans secured by real estate     1,748,927    2,189,142   (20.1)
                                             -----------  -----------
    Total commercial                           9,227,848   10,436,643   (11.6)
Commercial real estate                         4,722,419    4,340,282     8.8
Consumer:
  Residential first mortgages                  1,324,406    1,954,270   (32.2)
  Other residential mortgages                  4,604,648    3,594,701    28.1
  Dealer indirect                              2,845,271    3,981,791   (28.5)
  Revolving credit                               478,810      495,296    (3.3)
  Other consumer                               1,278,390    1,452,249   (12.0)
                                             -----------  -----------
   Total consumer                             10,531,525   11,478,307    (8.2)
                                             -----------  -----------
  Total loans net of unearned income         $24,481,792  $26,255,232    (6.8)
                                             ===========  ===========


                                                                2000                                     1999
                                                                --------------------------------------   ------------------------
                                                                  Sept 30      June 30        Mar 31       Dec 31       Sept 30
                                                                --------------------------------------   ------------------------
NONPERFORMING ASSETS
Nonaccrual loans                                                $ 146,069     $ 119,082     $  122,365   $  141,134    $  161,843
Foreclosed properties                                              12,714        13,780         19,839       17,767        22,991
Repossessions                                                       3,906         1,810          3,274        2,644         1,496
                                                                ---------     ---------     ----------   ----------    ----------
  Total nonperforming assets*                                   $ 162,689     $ 134,672     $  145,478   $  161,545    $  186,330
                                                                =========     =========     ==========   ==========    ==========
Nonperforming assets to loans net of unearned income,
  foreclosed properties and repossessions                            0.66%         0.53%          0.55%        0.61%         0.71%

Accruing loans 90 days past due                                 $  78,314     $  70,800     $   66,375   $   61,050    $   44,644
                                                                =========     =========     ==========   ==========    ==========

                                                                2000                                     1999
                                                                --------------------------------------   ------------------------
                                                                  Sept 30      June 30        Mar 31        Dec 31      Sept 30
                                                                --------------------------------------   ------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                                  $ 358,064     $ 363,492     $  363,476   $  365,427    $  365,869
Loans charged off                                                 (48,319)      (34,471)       (40,377)     (39,358)      (41,202)
Recoveries of loans previously charged off                         12,890        11,743         14,993       12,707        10,157
                                                                ---------     ---------     ----------   ----------    ----------
    Net charge-offs                                               (35,429)      (22,728)       (25,384)     (26,651)      (31,045)
Addition to allowance charged to expense                          123,800        22,800         25,400       97,700        30,603
Allowance sold/transferred, net                                   (69,091)       (5,500)           -0-      (73,000)          -0-
                                                                ---------     ---------     ----------   ----------    ----------
Balance at end of period                                        $ 377,344     $ 358,064     $  363,492   $  363,476    $  365,427
                                                                =========     =========     ==========   ==========    ==========
Allowance for loan losses to loans net of unearned income            1.54%         1.40%          1.37%        1.38%         1.39%
Net charge-offs to average loans net of unearned income **           0.55%         0.34%          0.38%        0.40%         0.48%
Allowance for loan losses to nonperforming loans*                  258.33%       300.69%        297.06%      257.54%       225.79%
Allowance for loan losses to nonperforming assets*                 231.94%       265.88%        249.86%      225.00%       196.12%

 *Excludes $35.6 million, $29.2 million and $38.1 million of nonperforming assets classified as held for accelerated disposition at June 30, 2000, March 31, 2000 and December 31, 1999, respectively.

**Annualized

                            AMSOUTH BANCORPORATION
                QUARTERLY CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                                     Quarter Ended September 30
                                                     2000                                      1999
                                                   ------------------------------------------------------------------------------
(Taxable Equivalent Basis -                          Average        Revenue/     Yield/        Average       Revenue/      Yield/
   Dollars in Thousands)                             Balance        Expense      Rate          Balance       Expense       Rate
                                                   ------------------------------------      ------------------------------------
ASSETS
Interest-earning assets:
  Loans net of unearned income                     $ 25,613,223    $ 571,306      8.87%      $ 25,716,024    $ 540,535      8.34%
  Available-for-sale securities:
        Taxable                                       5,678,994       94,775      6.64          7,822,171      126,722      6.43
        Tax-free                                         64,747        1,145      7.04            209,093        2,867      5.44
                                                   ------------    ---------                 ------------    ---------
             Total available-for-sale securities      5,743,741       95,920      6.64          8,031,264      129,589      6.40
                                                   ------------    ---------                 ------------    ---------
 Held-to-maturity securities:
        Taxable                                       6,445,507      110,990      6.85          4,524,385       74,955      6.57
        Tax-free                                        397,506        7,170      7.18            224,628        4,636      8.19
                                                   ------------    ---------                 ------------    ---------
             Total held-to-maturity securities        6,843,013      118,160      6.87          4,749,013       79,591      6.65
                                                   ------------    ---------                 ------------    ---------

  Total investment securities                        12,586,754      214,080      6.77         12,780,277      209,180      6.49
  Other interest-earning assets                         258,080        4,211      6.49            336,785        5,239      6.17
                                                   ------------    ---------                 ------------    ---------
     Total interest-earning assets                   38,458,057      789,597      8.17         38,833,086      754,954      7.71
Cash and other assets                                 3,929,663                                 4,217,786
Allowance for loan losses                              (360,976)                                 (365,636)
Market valuation on AFS securities                     (178,535)                                  (65,350)
                                                   ------------                              ------------
                                                   $ 41,848,209                              $ 42,619,886
                                                   ============                              ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits                 $  9,502,341       87,349      3.66       $  9,101,838       65,533      2.86
  Savings deposits                                    1,333,857        5,651      1.69          2,265,805       14,629      2.56
  Time deposits                                       7,816,704      115,863      5.90          7,701,634       98,570      5.08
  Foreign time deposits                               1,234,991       19,820      6.38            716,723        8,784      4.86
  Certificates of deposit of $100,000 or more         2,861,681       45,019      6.26          2,946,034       38,164      5.14
  Federal funds purchased and securities
    sold under agreements to repurchase               3,540,942       53,015      5.96          4,013,532       47,561      4.70
  Other interest-bearing liabilities                  7,411,097      118,175      6.34          7,189,087       95,421      5.27
                                                   ------------    ---------                 ------------    ---------
     Total interest-bearing liabilities              33,701,613      444,892      5.25         33,934,653      368,662      4.31
                                                                   ---------      -----                       ---------     -----

         Net interest spread                                                      2.92%                                     3.40%
                                                                                 =====                                     =====
Noninterest-bearing demand deposits                   4,640,946                                 4,799,827
Other liabilities                                       732,217                                   621,397
Shareholders' equity                                  2,773,433                                 3,264,009
                                                   ------------                              ------------
                                                   $ 41,848,209                              $ 42,619,886
                                                   ============                              ============
         Net interest income/margin
          on a taxable equivalent basis                              344,705      3.57%                        386,292      3.95%
                                                                                 =====                                     =====
Taxable equivalent adjustment:
  Loans                                                                1,394                                     1,156
  Available-for-sale securities                                          822                                     1,751
  Held-to-maturity securities                                          4,711                                     3,006
  Trading securities                                                     -0-                                        32
                                                                   ---------                                 ---------
    Total taxable equivalent adjustment                                6,927                                     5,945
                                                                   ---------                                 ---------
         Net interest income                                       $ 337,778                                 $ 380,347
                                                                   =========                                 =========

Note: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans. Certain noninterest-earning marketable equity securities are not included in available-for-sale securities.

                            AMSOUTH BANCORPORATION
                   YTD CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                                   Nine Months Ended September 30
                                                   2000                                     1999
                                                   -----------------------------------------------------------------------------
(Taxable Equivalent Basis -                        Average          Revenue/     Yield/     Average         Revenue/     Yield/
   Dollars in Thousands)                           Balance          Expense      Rate       Balance         Expense      Rate
                                                   ------------------------------------     ------------------------------------
 ASSETS
Interest-earning assets:
  Loans net of unearned income                     $ 26,309,699   $ 1,703,154    8.65 %     $ 25,106,129  $ 1,569,419    8.36 %
  Available-for-sale securities:
       Taxable                                        5,893,425       294,251    6.67          7,274,550      353,006    6.49
        Tax-free                                         65,708         3,428    6.97            289,842       14,380    6.63
                                                   ------------   -----------               ------------  -----------
             Total available-for-sale securities      5,959,133       297,679    6.67          7,564,392      367,386    6.49
                                                   ------------   -----------               ------------  -----------
  Held-to-maturity securities:
        Taxable                                       6,526,727       335,945    6.88          4,241,198      208,572    6.58
        Tax-free                                        392,090        21,279    7.25            199,135       12,545    8.42
                                                   ------------   -----------               ------------  -----------
             Total held-to-maturity securities        6,918,817       357,224    6.90          4,440,333      221,117    6.66
                                                   ------------   -----------               ------------  -----------

  Total investment securities                        12,877,950       654,903    6.79         12,004,725      588,503    6.55
  Other interest-earning assets                         253,919        12,672    6.67            483,245       18,887    5.23
                                                   ------------   -----------               ------------  -----------

     Total interest-earning assets                   39,441,568     2,370,729    8.03         37,594,099    2,176,809    7.74
Cash and other assets                                 4,072,226                                4,050,843
Allowance for loan losses                              (363,503)                                (369,031)
Market valuation on AFS securities                     (217,275)                                 (12,627)
                                                   ------------                             ------------

                                                   $ 42,933,016                             $ 41,263,284
                                                   ============                             ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits                 $  9,368,217       238,952    3.41       $  9,342,263      197,228    2.82
  Savings deposits                                    1,801,328        31,806    2.36          2,138,813       37,776    2.36
  Time deposits                                       7,677,021       322,791    5.62          7,856,749      302,069    5.14
  Foreign time deposits                               1,319,208        58,918    5.97            539,703       18,794    4.66
  Certificates of deposit of $100,000 or more         2,817,904       124,023    5.88          2,809,172      107,460    5.11
  Federal funds purchased and securities
    sold under agreements to repurchase               3,767,508       155,501    5.51          3,974,925      135,396    4.55
  Other interest-bearing liabilities                  7,946,193       359,351    6.04          5,849,450      232,001    5.30
                                                   ------------   -----------               ------------  -----------
     Total interest-bearing liabilities              34,697,379     1,291,342    4.97         32,511,075    1,030,724    4.24
                                                                  -----------   -----                     -----------   -----
         Net interest spread                                                     3.06 %                                  3.50 %
                                                                                =====                                   =====
Noninterest-bearing demand deposits                   4,702,649                                4,876,551
Other liabilities                                       658,564                                  630,838
Shareholders' equity                                  2,874,424                                3,244,820
                                                   ------------                             ------------

                                                   $ 42,933,016                             $ 41,263,284
                                                   ============                             ============
         Net interest income/margin
          on a taxable equivalent basis                             1,079,387    3.66 %                     1,146,085    4.08 %
                                                                                =====                                   =====
Taxable equivalent adjustment:
  Loans                                                                 3,595                                   3,748
  Available-for-sale securities                                         2,528                                   7,219
  Held-to-maturity securities                                          14,277                                   8,309
  Trading securities                                                      -0-                                     124
                                                                  -----------                             -----------
    Total taxable equivalent adjustment                                20,400                                  19,400
                                                                  -----------                             -----------
         Net interest income                                      $ 1,058,987                             $ 1,126,685
                                                                  ===========                             ===========

Note: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans. Certain noninterest-earning marketable equity securities are not included in available-for-sale securities.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in Thousands)

                                               Three Months                               Nine Months
                                               Ended September 30              %          Ended September 30                  %
                                               --------------------------                 ---------------------------
                                                    2000         1999        Change         2000            1999            Change
                                               -------------------------------------      -----------------------------------------
NONINTEREST REVENUES-EXCLUDING
  SPECIAL ITEMS
Service charges on deposit accounts            $     57,273   $    58,323       (1.8)     $   170,959     $   173,762        (1.6)
Trust income                                         29,083        27,710        5.0           85,635          81,990         4.4
Consumer investment services income                  56,154        54,421        3.2          177,745         165,039         7.7
Credit card income                                    5,025         5,694      (11.7)          13,856          15,480       (10.5)
Mortgage income                                       4,195        11,021      (61.9)          25,817          35,060       (26.4)
Interchange income                                   12,123        12,439       (2.5)          37,070          33,822         9.6
Portfolio income                                      1,394         3,891      (64.2)           9,469          22,668       (58.2)
Other noninterest revenues                           36,658        51,720      (29.1)         120,278         112,768         6.7
                                               ------------   -----------                 -----------     -----------
    Noninterest revenues excluding special
     items                                     $    201,905   $   225,219      (10.4)     $   640,829     $   640,589         ---
                                               ============   ===========                 ===========     ===========

NONINTEREST REVENUES-AS REPORTED
Service charges on deposit accounts            $     57,273   $    58,323       (1.8)     $   170,959     $   173,762        (1.6)
Trust income                                         29,083        27,410        6.1           85,635          81,690         4.8
Consumer investment services income                  56,154        54,421        3.2          177,745         165,039         7.7
Credit card income                                    5,025         5,694      (11.7)          13,856          15,480       (10.5)
Mortgage income                                      (8,478)       11,021     (176.9)          13,144          35,060       (62.5)
Interchange income                                   12,123        12,439       (2.5)          37,070          33,822         9.6
Portfolio income                                   (116,239)       (4,078)  (2,750.4)        (108,164)         14,699      (835.9)
Dealer securitization loss                          (18,925)          -0-        ---          (18,925)            -0-         ---
Loss on sale of AHAD loans                          (21,656)          -0-        ---          (23,414)            -0-         ---
Other noninterest revenues                           36,166        51,148      (29.3)         122,082         112,196         8.8
                                               ------------   -----------                 -----------     -----------

    Noninterest revenues as reported           $     30,526   $   216,378      (85.9)     $   469,988     $   631,748       (25.6)
                                               ============   ===========                 ===========     ===========
NONINTEREST EXPENSES-AS REPORTED

Salaries and employee benefits                 $    149,092   $   152,378       (2.2)     $   444,643     $   461,860        (3.7)
Net occupancy expense                                29,089        29,459       (1.3)          87,137          83,210         4.7
Equipment expense                                    29,246        35,166      (16.8)          92,555         100,052        (7.5)
Marketing expense                                     7,480        15,174      (50.7)          28,458          35,511       (19.9)
Postage and supplies expense                         12,725        11,268       12.9           38,430          37,036         3.8
Communications expense                               10,593         9,169       15.5           30,620          29,048         5.4
Professional fees                                     6,235         7,364      (15.3)          16,012          19,068       (16.0)
Amortization of intangibles                           9,395        10,012       (6.2)          28,941          30,195        (4.2)
Subscribers' commissions                             24,739        24,897       (0.6)          82,618          76,669         7.8
Other noninterest expenses                           38,026        45,794      (17.0)         122,559         147,733       (17.0)
                                               ------------   -----------                 -----------     -----------
    Noninterest expenses excluding
          merger-related costs                 $    316,620   $   340,681       (7.1)     $   971,973     $ 1,020,382        (4.7)
                                               ============   ===========                 ===========     ===========

INTANGIBLE ASSETS                                09/30/00      09/30/99
                                               ------------   -----------

Goodwill                                       $    335,170   $   399,758
Core deposit and other intangibles                   22,957        33,791